FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS

24.	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective, hedge the interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any of our counterparties.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. Historically, we hedge accounted for certain of our interest rate swap arrangements designated as cash flow hedges. The net gains and losses had been reported in a separate component of accumulated other comprehensive income to the extent the hedges were effective. The amount recorded in accumulated other comprehensive income would have subsequently been reclassified into earnings in the same period as the hedged items affected earnings. However, since 2015, we have ceased hedge accounting for any of our derivatives.

As of December 31, 2019 and 2018, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Year end	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	2019	737,500	2020/2029	1.68% to 2.37%
Receiving floating, pay fixed	2018	950,000	2019/2021	1.23% to 1.94%
Foreign currency risk

The majority of the vessels' gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we incur expenditure in other currencies. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

Commodity price risk

A derivative asset, representing the fair value of the estimated discounted cash flows of payments due as a result of the Brent Crude price moving above the contractual floor of $60.00 per barrel over the contract term, was recognized in December 2017 following the effectiveness of the LTA. Golar bears no downside risk should the Brent Crude price move below $60.00.

Equity price risk

Our Board of Directors have approved a share repurchase scheme, which is being partly financed through the use of total return swap or equity swap facilities with third party banks, indexed to our own shares. We carry the risk of fluctuations in the share price of those acquired shares. The banks are compensated at their cost of funding plus a margin. In November 2019, we purchased 1.5 million shares underlying the total return swap, at fair consideration of $69.5 million, of which $54.7 million restricted cash was released at repurchase, with $50.9 million to settle the derivative liability fair value and $18.6 million relating to the fair value of the treasury shares.

As at December 31, 2019, the counterparty to the equity swap transactions has 1.5 million outstanding notional shares (2018: 3.0 million shares) in the Company at an average price of $46.93. In addition, we entered into a forward contract for the acquisition of 107,000 shares in Golar Partners at an average price of $21.41.

The effect of our total return swap facilities in our consolidated statement of operations as at December 31, 2019 was a loss of $30.5 million. There is, at present, no obligation for us to purchase any shares from the counterparty. In addition to the above equity swap transactions linked to our own securities, we may, from time to time, enter into short-term equity swap arrangements relating to securities of other companies.

Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities;
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data; and
Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.

The carrying value and fair value of our financial instruments at December 31, 2019 and 2018 are as follows:

		2019	2019	2018	2018
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value

Non-derivatives:
Cash and cash equivalents	Level 1	222,123	222,123	217,835	217,835
Restricted cash and short-term deposits	Level 1	188,289	188,289	486,426	486,426
Current portion of long-term debt and short-term debt (1)(2)	Level 2	(1,244,599)	(1,244,599)	(732,184)	(732,184)
Long-term debt – convertible bonds (2)	Level 2	(368,134)	(355,943)	(353,661)	(373,029)
Long-term debt (2)	Level 2	(956,018)	(956,018)	(1,496,351)	(1,496,351)
Derivatives:
Oil derivative instrument	Level 2	45,640	45,640	84,730	84,730
Interest rate swaps asset (3)	Level 2	84	84	10,770	10,770
Interest rate swaps liability (3)	Level 2	(5,798)	(5,798)	—	—
Foreign exchange swaps asset (3)	Level 2	1,246	1,246	—	—
Foreign exchange swaps liability (3)	Level 2	—	—	(1,322)	(1,322)
Total return equity swap liability (3)(4)	Level 2	(50,407)	(50,407)	(70,804)	(70,804)

(1)The carrying amounts of our short-term debts and loans receivable approximate their fair values because of the near term maturity of these instruments.
(2)Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table, are gross of the deferred charges amounting to $32.9 million and $16.8 million at December 31, 2019 and December 31, 2018, respectively.
(3)The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.
(4)The fair value of total return equity swaps is calculated using the closing prices of the underlying listed shares, dividends paid since inception and the interest rate charged by the counterparty.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•The carrying values of trade accounts receivable, trade accounts payable, accrued liabilities and working capital facilities approximate fair values because of the near term maturity of these instruments.

•The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

•The carrying value of restricted cash and short-term deposits is considered to be equal to the estimated fair value because of their near term maturity.

•The estimated fair value for the liability component of the unsecured convertible bonds is based on the quoted market price as at the balance sheet date.

•The estimated fair values for both the floating long-term debt and short-term debt to a related party are considered to be equal to the carrying value since they bear variable interest rates, which are adjusted on a quarterly or six-monthly basis.

•The fair value measurement of a liability must reflect the non-performance of the entity. Therefore, the impact of our credit worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.

•The fair value of the oil derivative instrument was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the oil derivative instrument include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and the short-term oil prices obtained from quoted prices in active markets.
•The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements. It is our policy to enter into master netting agreements with counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of the amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us.

•Our pension plan assets are primarily invested in funds holding equity and debt securities, which are valued at quoted market price. These plan assets are classified within Level 1 of the fair value hierarchy (see note 22).

The following table summarizes the fair value of our derivative instruments on a gross basis (none of which have been designated as hedges) recorded in our consolidated balance sheets as of December 31, 2019 and 2018:

	Balance sheet classification	2019	2018
(in thousands of $)
Asset derivatives
Oil derivative instrument	Other non-current assets	45,640	84,730
Foreign exchange swaps	Other current and non-current assets	1,246	—
Interest rate swaps	Other current and non-current assets	84	10,770
Total asset derivatives		46,970	95,500
Liability derivatives
Total return equity swap	Other current liabilities	50,407	70,804
Interest rate swaps	Other current liabilities	5,798	—
Foreign exchange swaps	Other current liabilities	—	1,322
Total liability derivatives		56,205	72,126

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2019 and 2018 would be adjusted as detailed in the following table:

	2019			2018
	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
(in thousands of $)
Total asset derivatives	84	(52)	32	10,770	—	10,770
Total liability derivatives	5,798	(52)	5,746	—	—	—

The total return equity swap has a credit arrangement that requires us to provide cash collateral equaling 20% of the initial purchase price and to subsequently post additional cash collateral that corresponds to any further unrealized loss. As of December 31, 2019 cash collateral amounting to $55.6 million has been provided (see note 12).

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, DNB Bank ASA, Citibank, Standard Chartered and Danske Bank. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.
There is a concentration of financing risk with respect to our long-term debt to the extent that a substantial amount of our long-term debt is carried with Citibank, K-Sure, KEXIM and commercial lenders of our $1.125 billion facility, as well as with ICBCL, CMBL, CCBFL, COSCO and CSSC in regards to our sale and leaseback arrangements (see note 5). We believe these counterparties to be sound financial institutions, with investment grade credit ratings. Therefore, we believe this risk is remote.

We have a substantial equity investment in our former subsidiary, Golar Partners, that from December 13, 2012 is considered as our affiliate and not our controlled subsidiary. As of December 31, 2019, our ownership interest was 32.0% and the aggregate carrying value of the investments recorded in our balance sheet as of December 31, 2019 was $214.3 million, being the total of our ownership interest (common and general partner interests) plus IDRs. Accordingly, the value of our investments and the income generated from Golar Partners is subject to specific risks associated with its business.

We also have a substantial equity investment in our joint venture, Golar Power. As of December 31, 2019, our ownership interest was 50% and the aggregate carrying value of the investment recorded in our balance sheet as of December 31, 2019 was $261.7 million. Accordingly, the value of our investment and the income generated from Golar Power is subject to specific risks associated with its business. In the event the decline in the fair value of this investment falls below the carrying value and it was determined to be other-than-temporary, we would be required to recognize an impairment loss.
A further concentration of supplier risk exists in relation to the Gimi undergoing FLNG conversion with Keppel and B&V. However, we believe this risk is remote as Keppel are global leaders in the shipbuilding and vessel conversion sectors while B&V is a global engineering, procurement and construction company.